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                                                                   Exhibit 10(a)


                          INDEPENDENT AUDITORS' CONSENT

     We consent to the use in this Post-effective Amendment No. 19 to Registration Statement No. 2-78738 of Sun Life of Canada (U.S.) Variable Account C on Form N-4 of our report dated February 7, 1997 accompanying the financial statements of Sun Life of Canada (U.S.) Variable Account C and our report dated February 3, 1997 accompanying the financial statements of Sun Life Assurance Company of Canada (U.S.) appearing in the Statement of Additional Information, which is part of such Registration Statement. We also consent to the reference to us under the heading "Condensed Financial Information - Accumulation Unit Values" appearing in the Prospectus, which is part of such Registration Statement.





DELOITTE & TOUCHE LLP
Boston, Massachusetts

April 23, 1997